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                                                                    EXHIBIT 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 28, 1994, included in Southern National Corporation's report on Form 8-K dated September 26, 1994, and to all references to our firm included in this registration statement.
                                             ARTHUR ANDERSEN LLP
Charlotte, North Carolina,
February 24, 1995.